SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)
                         June 20, 1996


           AMRESCO Residential Securities Corporation
      (on  behalf  of AMRESCO Residential Securities  Corporation
                    Mortgage Loan Trust 1996-3)
     (Exact name of registrant as specified in its charter)


New York                         33-99346                  Pending
(State or Other Jurisdiction)   (Commission       (I.R.S. Employer
of Incorporation)               File Number)    Identification No.)


c/o Bankers Trust Company of California, N.A.
3 Park Plaza, 16th Floor
Irvine,   CA                                                92714
(Address of Principal                                   (Zip Code)
Executive Offices)


Registrant's telephone number, including area code (909) 605-7600


                                No Change
     (Former name or former address, if changed since last report)


Total number of sequentially numbered pages 4
Exhibit index located on sequentially numbered page 4
                                 Page 1

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Item  7.   Financial Statements, Pro Forma Financial Information
and Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

               1.1 Underwriting Agreement dated June 3, 1996, between AMRESCO Residential Securities Corporation as Depositor and Prudential Securities Incorporated, CS First Boston and Goldman, Sachs & Co. as Underwriters.

               4.1 Pooling and Servicing Agreement dated as of June 1, 1996, between AMRESCO Residential Securities Corporation as Depositor, AMRESCO Residential Mortgage Corporation as Seller, Long Beach Mortgage Company and Advanta Mortgage Corp. USA as Servicers and Bankers Trust Company as Trustee.

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                           SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    AMRESCO RESIDENTIAL SECURITIES CORPORATION, as Depositor


                    By:    /s/ Ronald B. Kirkland
                           Name: Ronald B. Kirkland
                           Title:    Chief Financial Officer and
                                     Chief Accounting Officer



Dated:  July 4, 1996

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                         EXHIBIT INDEX


Exhibit No.                          Description

1.1                        Underwriting  Agreement
               dated June 3, 1996, between AMRESCO
               Residential  Securities Corporation
               as    Depositor   and    Prudential
               Securities Incorporated,  CS  First
               Boston and Goldman, Sachs & Co.  as
               Underwriters.

4.1                        Pooling  and  Servicing
               Agreement dated as of June 1, 1996,
               between     AMRESCO     Residential
               Securities      Corporation      as
               Depositor,    AMRESCO   Residential
               Mortgage  Corporation  as   Seller,
               Long  Beach  Mortgage  Company  and
               Advanta  Mortgage  Corp.   USA   as
               Servicers and Bankers Trust Company
               as Trustee.

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